 CONFIDENTIAL; FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /      Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


                             APPLIED INNOVATION INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of Securities to which transaction applies:


         2)       Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         4)       Proposed maximum aggregate value of transaction:


         5)       Total fee paid:


/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:


         2)       Form, Schedule or Registration Statement No.:


         3)       Filing Party:


         4)       Date Filed:

                             APPLIED INNOVATION INC.




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                 APRIL 24, 1997

                                       AND

                                 PROXY STATEMENT




================================================================================

                                    IMPORTANT

                    PLEASE MARK, SIGN AND DATE YOUR PROXY AND
                  PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 24, 1997

                                                                  March 24, 1997

To the Stockholders of Applied Innovation Inc.:

         NOTICE is hereby given that the Annual Meeting of Stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), will be held at 5800 Innovation Drive, Dublin, Ohio, on Thursday, the 24th day of April, 1997, at 9:00 a.m., local time, for the following purposes:

         1. To elect two Class I directors, each for a three-year term expiring at the Annual Meeting of Stockholders in 2000.

         2. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the 1997 fiscal year.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Owners of Common Stock of the Company of record at the close of business on March 13, 1997, will be entitled to vote at the meeting.

         Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided.

         A copy of the Annual Report of the Company for the fiscal year ended December 31, 1996, is enclosed herewith. Thank you for your cooperation and support.

                                   By Order of the Board of Directors

                                   Gerard B. Moersdorf, Jr.
                                   Chairman of the Board, President
                                   and Chief Executive Officer

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                                                                  March 24, 1997

                                 PROXY STATEMENT
                                       FOR
                       1997 ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's offices, 5800 Innovation Drive, Dublin, Ohio, on April 24, 1997, at 9:00 a.m., local time, and at any adjournment thereof. The Proxy Statement and the enclosed proxy are being mailed to the stockholders on or about the date set forth above.

         All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with each stockholder's directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the Board of Directors' unanimous recommendations, which are FOR the election of James H. Blough and Richard W. Oliver as Class I Directors of the Company; FOR the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year 1997; and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (attention Gerard B. Moersdorf, Jr.) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person. Proxies marked as abstaining will be treated as present for purposes of determining a quorum at the Annual Meeting, but will not be counted as voting on the item for which the abstention is noted. Proxies returned by brokers on behalf of shares held in street name will not be treated as present for purposes of determining a quorum for the Annual Meeting unless they are voted by the broker on at least one matter on the agenda. Such non-voted shares will not be counted as voting on any matter as to which a non-vote is indicated on the broker's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


VOTING RIGHTS

         Only stockholders of record at the close of business on March 13, 1997, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each stockholder is entitled to one vote for each share held. At March 13, 1997, the Company had 15,772,832 outstanding shares of Common Stock, $.01 par value. There are no cumulative voting rights in the election of directors.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

       The following table sets forth information as of March 3, 1997 (except as noted below), relating to the beneficial ownership of Common Stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.


                                                                                        PERCENTAGE
              NAME OF                                 NUMBER OF SHARES                      OF
        BENEFICIAL OWNER(1)                        BENEFICIALLY OWNED(2)                 CLASS(3)
------------------------------------           ------------------------------        -----------------
Gerard B. Moersdorf, Jr.                              6,552,904 (4)                         41.5%

Linda S. Moersdorf                                    6,552,904 (4)                         41.5%

------------------------------------


(1) The address of Gerard B. Moersdorf, Jr. and Linda S. Moersdorf is c/o Applied Innovation Inc., 5800 Innovation Drive, Dublin, Ohio 43016.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on March 3, 1997 plus the number of shares such person has the right to acquire within 60 days of March 3, 1997.

(4) Gerard B. Moersdorf, Jr. and Linda S. Moersdorf are husband and wife. Under the rules of the Securities and Exchange Commission, each may be deemed to beneficially own the shares of the other; consequently, the number reported in the table above for each includes 5,558,188 shares held of record by Mr. Moersdorf, 775,716 shares held of record by Mrs. Moersdorf, 183,000 shares held by their children, and 36,000 shares which could be acquired by Mrs. Moersdorf under stock options exercisable within 60 days of March 3, 1997. Mr. and Mrs. Moersdorf each expressly disclaim beneficial ownership of shares held by the other.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of March 3, 1997, the beneficial ownership of the Company's Common Stock by each director, each of the Company's executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.


           NAME OF BENEFICIAL OWNER                      NUMBER OF SHARES     PERCENTAGE
           ------------------------                   BENEFICIALLY OWNED(1)   OF CLASS(2)
                                                      ---------------------   -----------
Gerard B. Moersdorf, Jr.(3)                                 6,552,904            41.5%

Gerard B. Moersdorf, Sr.(4)                                    76,400              *

Curtis A. Loveland(5)                                         103,600              *

James H. Blough(6)                                             54,000              *

Richard W. Oliver(7)                                           55,000              *

James K. Hinderliter(8)                                        21,352              *

Thomas W. Huseby                                                  500              *

Lawrence H. Corbett                                             1,682              *

All directors and executive officers                        6,913,091            43.0%
     as a group (9 persons)(9)
------------------------------------


         (1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of March 3, 1997. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

         (2) "Percentage of Class" is calculated on the basis of the number of shares outstanding on March 3, 1997, or 15,772,832 shares, plus the number of shares a person has the right to acquire within 60 days of March 3, 1997. An "*" indicates less than 1%.

         (3) Includes 5,558,188 shares held of record by Mr. Moersdorf, 775,716 shares held by Mr. Moersdorf's wife, 183,000 shares held by their children, and 36,000 shares which could be acquired by Mrs. Moersdorf under stock options exercisable within 60 days of March 3, 1997. Mr. and Mrs. Moersdorf each expressly disclaim beneficial ownership of shares held by the other.

         (4) Includes 22,400 shares held by Mr. Moersdorf, Sr. as trustee of a trust and 54,000 shares which may be purchased under stock options exercisable within 60 days of March 3, 1997.

         (5) Includes 30,600 shares held in Mr. Loveland's Keogh and IRA accounts, 72,000 shares which may be purchased under stock options exercisable within 60 days of March 3, 1997, and 1,000 shares held by Mr. Loveland's children.

         (6) Includes 54,000 shares which may be purchased under stock options exercisable within 60 days of March 3, 1997.

         (7) Includes 1,000 shares held of record by Mr. Oliver and 54,000 shares which may be purchased under stock options exercisable within 60 days of March 3, 1997.

         (8) Includes 1,352 shares held of record by Mr. Hinderliter and 20,000 shares which may be purchased under stock options exercisable within 60 days of March 3, 1997.

         (9) Includes 47,653 shares for John M. Spiegel, of which 22,000 are shares which may be purchased under stock options exercisable within 60 days of March 3, 1997.


                              ELECTION OF DIRECTORS

        The Board of Directors has designated James H. Blough and Richard W. Oliver for election as Class I Directors of the Company, each to serve for a term of three years and until their successors are duly elected and qualified. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted FOR the nominees. If for any reason a nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee in the discretion of those named as proxies. The Board of Directors has no reason to believe that any nominee will be unavailable. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of Common Stock. Abstentions and broker non-votes are not counted in the election of directors and thus have no effect.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR CLASS I DIRECTOR.

        The following table sets forth (i) the nominees for election as Class I Directors of the Company, and (ii) the Class II and Class III Directors of the Company whose terms in office will continue. Each director has held the occupation indicated for more than the past five years unless otherwise indicated.

                                      DIRECTOR
                                    CONTINUOUSLY
NAME AND AGE                           SINCE                        PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------------------------------
                                      NOMINEES - TERMS TO EXPIRE 2000 (CLASS I)

James H. Blough, 65                    1993            Retired as National Sales Manager for Chemicals Division of
                                                       Procter & Gamble Distributing Company, Cincinnati, Ohio.

Richard W. Oliver, 50                  1993            Professor of Management at the Owen Graduate School of
                                                       Management, Vanderbilt University, Nashville, Tennessee,
                                                       since September 1992.  From 1977 to September 1992, Mr.
                                                       Oliver served in various marketing capacities, including as
                                                       Vice President, Business and Residential Services, Vice
                                                       President, Corporate Marketing and special assistant to the
                                                       Chairman and Chief Executive Officer, for Northern Telecom
                                                       Ltd.  Mr. Oliver is also a director of Communications Central,
                                                       Inc., a company which has a class of equity securities
                                                       registered pursuant to the Securities Exchange Act of 1934.

                                CONTINUING DIRECTORS - TERMS TO EXPIRE 1998 (CLASS II)

Curtis A. Loveland, 50                 1991            Partner, Porter, Wright, Morris & Arthur, Attorneys at Law,
                                                       since 1979 and Secretary of the Company since April 1992.
                                                       Mr. Loveland is also a director of Rocky Shoes & Boots, Inc.
                                                       and of Danninger Medical Technology, Inc., both companies
                                                       which have a class of equity securities registered pursuant to the Securities Exchange Act of 1934.

Gerard B. Moersdorf, Sr., 67           1987            Retired as Export Manager of Industrial Chemical Sales
                                                       Division of Procter & Gamble Distributing Company, Cincinnati,
                                                       Ohio. Gerard B. Moersdorf, Sr. is the father of Gerard B.
                                                       Moersdorf, Jr., President, Chief Executive Officer, Treasurer
                                                       and a director of the Company.

Thomas W. Huseby, 58                   1996            Retired as director of Network Systems Division of Lucent
                                                       Technologies.

                                CONTINUING DIRECTOR - TERMS TO EXPIRE 1999 (CLASS III)

Gerard B. Moersdorf, Jr., 44           1986            Director, President, Chief Executive Officer and Treasurer of
                                                       the Company since 1986.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company had a total of six meetings during 1996. No director attended fewer than 75% of the meetings of the Board of Directors. The Board of Directors has an Audit Committee and a Stock Option and Compensation Committee.

         In 1996, the members of the Audit Committee were Curtis A. Loveland, Gerard B. Moersdorf, Sr., and Ledo A. Ross. Mr. Ross resigned from his position as a director of the Company effective March 2, 1997. As of March 24, 1997, the Board of Directors of the Company had not appointed a replacement to the Audit Committee for Mr. Ross. The Audit Committee oversees the work of the internal accounting staff and external auditors and met twice during 1996. All members of the Audit Committee attended both meetings.

         In 1996, the members of the Stock Option and Compensation Committee were James H. Blough, Richard W. Oliver and Ledo A. Ross. Mr. Ross resigned from his position as a director of the Company effective March 2, 1997. Mr. Moersdorf, Sr. has replaced Mr. Ross on the Stock Option and Compensation Committee. The Committee has the authority and responsibility to determine and administer the Company's compensation policies and to establish the salaries of executive officers, the formula for bonus awards to executive officers, and the grant of stock options under the Company's stock option plan. The Committee met once during 1996, and all members of the Committee attended the meeting.

EXECUTIVE OFFICERS

         The officers of the Company are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Gerard B. Moersdorf, Jr., President, Treasurer and Chief Executive Officer, and Curtis A. Loveland, Secretary, the following persons are officers of the Company.

         LAWRENCE H. CORBETT, age 61, has served as Senior Vice President of Sales and Marketing for the Company since June 1995. His previous experience includes serving as Senior Director, Product Line Management, for Alcatel Network Systems from 1989 until joining the Company.

         JAMES K. HINDERLITER, age 38, has served as Vice President of Sales for the Company since February 1995. Mr. Hinderliter joined the Company in December 1990 as a Regional Sales Manager and was promoted to National Sales Manager in January 1994. Prior to joining the Company, he served as Manager of Distribution Sales for Capetronic U.S.A.

         JOHN M. SPIEGEL, age 33, joined the Company in May 1992 and serves as Comptroller. His previous experience includes serving as Manager with Clark, Schaefer, Hackett & Company from January 1987 until joining the Company. Mr. Spiegel is a Certified Public Accountant.

EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer, and the only other executive officers of the Company whose combined salary and bonus exceeded $100,000 for fiscal year ended December 31, 1996.



                           SUMMARY COMPENSATION TABLE

                                                                             Long Term
                                         Annual Compensation                Compensation
                                    ----------------------------------   --------------------
                                                                          Restricted
        Name and            Fiscal                        Other Annual      Stock                      All Other
   Principal Position        Year     Salary(1)   Bonus   Compensation      Awards      Options #    Compensation
   ------------------        ----     ------      -----   ------------      ------      ---------    ------------
Gerard B. Moersdorf, Jr.,    1996    $238,500       --         --            --            --            --
Chairman, President,         1995    $225,000    $16,875       --         $19,163(2)       --         $13,068(3)
Treasurer and CEO            1994    $135,000    $50,625       --         $65,360(2)       --         $13,107(3)

Lawrence H. Corbett(4)       1996    $132,500    $11,042    $   500          --            --            --
Senior Vice President-       1995    $ 73,077    $ 5,481    $25,000       $ 6,223(2)       --            --
Sales and Marketing

James K. Hinderliter,        1996    $ 95,000    $73,438       --            --            --            --
Vice President - Sales       1995    $ 85,000    $41,783       --         $ 2,409(2)       --         $ 8,068(3)
                             1994    $167,586    $39,525       --         $12,920(2)     40,000       $ 6,567(3)

(1) The dollar amount in the salary column for Mr. Hinderliter in 1994 includes sales commissions.

(2) For 1994, represents the value of 5,504 and 1,088 shares of restricted stock received by Mr. Moersdorf and Mr. Hinderliter, respectively, on March 15, 1995, pursuant to the Company's 1994 Officer and Manager Compensation Plan, based upon the closing price of $11.875 per share, on March 15, 1995. For 1995, represents the value of 2,100, 264, and 682 shares of restricted stock received by Mr. Moersdorf, Mr. Hinderliter, and Mr. Corbett, respectively, on March 15, 1996, pursuant to the Company's 1995 Officer and Manager Compensation Plan, based upon the closing price of $9.125 per share, on March 15, 1996.

(3) Represents the amount of the contribution by the Company under the Company's 401(k) Plan and Trust. The amount of the contribution for the 1996 fiscal year has not yet been determined.

(4)      Mr. Corbett joined the Company in June 1995.

                                      AGGREGATED OPTION EXERCISES AND FISCAL
                                            YEAR-END OPTION VALUE TABLE

                             SHARES        VALUE         NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                           ACQUIRED ON   REALIZED       UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
          NAME             EXERCISE (#)     ($)       OPTIONS AT FISCAL YEAR END       FISCAL YEAR END ($)(1)
                                                      ---------------------------  ---------------------------------
                                                       EXERCISABLE  UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------   -----------  ------------  ------------  -------------  ---------------  -------------
Gerard B. Moersdorf, Jr.       --          --             --           --                --               --
Lawrence H. Corbett            --          --             --           --                --               --
James K. Hinderliter           --          --           20,000       20,000             -0-              -0-

---------------------------------

(1) Represents the total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

COMPENSATION OF DIRECTORS

         The Company has granted options under the Company's 1986 Non-Statutory Stock Option Plan (the "1986 Non-Statutory Plan") to independent directors each fiscal year since 1987 in lieu of cash compensation for service on the Board of Directors. In 1993, the Non-Statutory Plan was amended by Board and shareholder action to provide for, among other things, the automatic grant to each nonemployee director of the Company on the date of the April meeting of the Board of Directors each year, beginning in 1994. Such options will be exercisable at any time for a period of five years from the first anniversary of the date of grant and will have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Pursuant to this provision, on April 25, 1996, James H. Blough, Curtis A. Loveland, Gerard B. Moersdorf, Sr., Richard W. Oliver and Ledo A. Ross each received an option to purchase 18,000 shares of Common Stock of the Company exercisable during a period of five years from the first anniversary of the date of grant at a price of $12.75 per share.

         Beginning in 1997, pursuant to the Company's 1996 Stock Option Plan, each of the independent directors will be granted an option to purchase 9,000 shares of Common Stock of the Company on March 1 of each year. Additionally, each director will receive $1,000 for each Board of Directors meeting attended and $500 for each committee meeting attended, provided such committee meeting is not on the same day as a Board of Directors meeting.

RELATED PARTY TRANSACTIONS

         The Company has entered into a consulting contract with Mr. Oliver, a director of the Company, pursuant to which Mr. Oliver provides marketing, technology and strategy consulting to the Company. Under this arrangement, the Company paid Mr. Oliver $37,000 in 1996 for his consulting services.

         Mr. Loveland, a director and Secretary of the Company, is a partner in the law firm of Porter, Wright, Morris & Arthur, which firm serves as general counsel to the Company.

         The Company believes that all terms of the transactions and existing arrangements set forth above are no less favorable to the Company than similar transactions and arrangements which might have been entered into with unrelated parties.

         The following Board Compensation Committee Report on Executive Compensation and Performance Graph will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Stock Option and Compensation Committee (the "Committee") reviews and evaluates individual executive officers and determines the compensation for each executive officer. In general, compensation is designed to attract and retain qualified key executives, reward individual performance, relate compensation to Company goals and objectives and enhance shareholder value.

         Prior to 1994, compensation for executive officers included base salary and stock option awards. Base salary was reviewed annually in light of the Committee's perception of individual performance and performance of the Company as a whole. No specific weight was given to any of these factors in the evaluation of an executive officer's base salary. Beginning with fiscal 1994, the Committee established in advance a formula for determining the amount of bonus to be paid to senior executive officers pursuant to the Company's 1994 Officer and Manager Compensation Plan. In fiscal 1995, the Committee again established a formula for determining the amount of bonus to be paid to senior executive officers pursuant to the Company's 1995 Officer and Manager Compensation Plan.

         The 1996 Officer and Manager Compensation Plan (the "1996 Plan") was adopted by the Board of Directors and approved by shareholders at the 1996 Annual Meeting. The 1996 Plan had both a short-term and long-term incentive component. It established a total bonus amount equal to a percentage of base salary, with the percentage increasing based on target levels of pre-tax, pre-bonus income for 1996. The short-term incentive amount is equal to half of the total bonus amount and was payable in cash on March 15, 1997 and the long-term component is payable on the same date in restricted, forfeitable common stock, with the number of restricted shares based upon one-half of the total bonus amount divided by 75% of the average closing prices of the Company's common stock in January and February of 1997. No bonuses were awarded under the 1996 Plan, because target income levels were not obtained.

         The Committee also awards stock options to executive officers to encourage share ownership and to give them a stake in the performance of the Company's stock. The specific number of stock options granted to individual executive officers is determined by the Committee's perception of relative contributions or anticipated contributions to overall corporate performance. In 1996, no stock options were granted to executive officers.

         Compensation for the named executive officers during the 1996 fiscal year included base salary and awards under the 1996 Plan. Base salary was determined by reviewing the previous levels of base salary, perceived level of individual performance and the overall performance of the Company. No specific weight was given to any of these factors in the evaluation of base salaries because each of these factors was considered significant and the relevance of each varies depending on an officer's responsibilities. To date, Mr. Moersdorf has received no stock options under any of the Company's stock option plans.

         The Budget Reconciliation Act of 1933 amended the Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. The Compensation Committee does not believe that this law will impact the Company because the current level of compensation for each of the Company's executive officers is well below the $1,000,000 salary limitation.

         Compensation Committee: James H. Blough, Richard W. Oliver, and Gerard
B. Moersdorf, Sr.

PERFORMANCE GRAPH

         The following graph shows the dollar change in the cumulative total return performance to holders of the Company's Common Stock with that of the Nasdaq Stock Market - U.S. Index and the Standard & Poor's Communication Equipment Manufacturers Index, both of which are published indexes. This comparison includes the period beginning May 31, 1993 through December 31, 1996. The Company's Common Stock was registered under the Securities and Exchange Act of 1934 effective on May 9, 1993. The Company's Common Stock is traded on The Nasdaq National Market under the symbol "AINN." The comparison of the cumulative total returns for each investment assumes that $100 was invested in the Company's Common Stock on May 9, 1993, and in the respective index on May 31, 1993, and that all dividends were reinvested.


                                    [GRAPH]

                                     May-93   Dec-93   Dec-94   Dec-95   Dec-96
Applied Innovation                     100      260      315      276      144
S & P Communication Equip./Mfgrs.      100      100      113      168      196
Nasdaq NMS                             100      111      108      152      187

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG Peat Marwick LLP as independent auditors to examine and report on the Company's financial statements for the current fiscal year, and to perform other appropriate audit, accounting and consulting services. KPMG Peat Marwick LLP has served as the Company's independent auditors and audited the Company's financial statements since 1993.

         Although the Delaware General Corporation Law does not require the selection of independent auditors to be submitted to a vote by stockholders, the Board continues to believe it appropriate as a matter of policy to request that the stockholders ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the 1997 fiscal year.

         It is expected that a representative of KPMG Peat Marwick LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

         The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's Common Stock present in person or represented by proxy at the Annual Meeting is required for ratification. Abstentions and broker non-votes have the same effect as votes cast against ratification of the appointment of KPMG Peat Marwick LLP as independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS.

                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996, containing financial statements for such year and the signed opinion of KPMG Peat Marwick LLP, independent auditors, with respect to such financial statements, is being sent to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material, and management does not intend to ask, suggest or solicit any action from the stockholders with respect to such report.

         A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON REQUEST TO: JOHN M. SPIEGEL, COMPTROLLER, APPLIED INNOVATION INC., 5800 INNOVATION DRIVE, DUBLIN, OHIO 43016.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 1996.


                         COST OF SOLICITATION OF PROXIES

         The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.


                              STOCKHOLDER PROPOSALS

         Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 1998 must be received by the Company (addressed to the attention of the Secretary) on or before November 30, 1997. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware.

                                  OTHER MATTERS

         The only business which management intends to present at the meeting consists of the matters set forth in this statement. Management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

         All proxies received duly executed will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company, Attention: Gerard B. Moersdorf, Jr., or in person at the meeting, without affecting any vote previously taken.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         GERARD B. MOERSDORF, JR.
                                         CHAIRMAN OF THE BOARD AND PRESIDENT

                            APPLIED INNOVATION INC.
                   5800 INNOVATION DRIVE, DUBLIN, OHIO 43016
                            ------------------------

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- APRIL 24, 1997

     The undersigned hereby appoints GERARD B. MOERSDORF, JR., and CURTIS A. LOVELAND, or either of them acting alone, my attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said corporation to be held on April 24, 1997, at 9:00 a.m., local time, at 5800 Innovation Drive, Dublin, Ohio 43016, and at any adjournment thereof, with all of the powers I would have if personally present, for the following purposes:

1. ELECTION OF CLASS I DIRECTORS

     [ ] FOR all nominees listed below (except as marked to the contrary).
     [ ] WITHHOLD AUTHORITY to vote for all nominees below.
                                         JAMES H. BLOUGH      RICHARD W. OLIVER

     (INSTRUCTIONS: Do not check "WITHHOLD AUTHORITY" to vote for only a certain individual nominee. To withhold authority to vote for any individual nominee, strike a line through the nominee's name and check "FOR").

2. TO RATIFY the selection for KPMG Peat Marwick LLP as the Company's independent certified public accountants for the fiscal year ending December
   31, 1997.  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. TO TRANSACT such other business as may properly come before the meeting and any adjournment thereof.

giving unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Either of said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all the powers of said attorneys and proxies hereunder.
 THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                  UNDERSIGNED
 STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1
                                     AND 2.
     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated March 24, 1997, the Proxy Statement and the Annual Report of the company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.
    Please sign and date this Proxy below and return in the enclosed envelope.

                                Dated  __________________________________ , 1997

Signature ________________________________________________
                            Signature __________________________________________

SIGNATURE(S) SHALL AGREE WITH THE NAME(S) PRINTED ON THIS PROXY. IF SHARES ARE REGISTERED IN TWO NAMES, BOTH STOCKHOLDERS SHOULD SIGN THIS PROXY. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS